

LatAm
LOGISTIC PROPERTIES

STRICTLY CONFIDENTIAL | August 2023

LatAm Logistic Properties

Investor Presentation

Disclaimer *(1/2)*

LatAm LOGISTIC PROPERTIES

This confidential investor presentation (together with the oral remarks in connection herewith, the "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to an investment in connection with the proposed business combination (the "Business Combination") among two, a Cayman Islands exempted company ("TWOA"), LatAm Logistic Properties, S.A., a Panamanian corporation (together with its subsidiaries, "LLP"), and the new company ("Pubco") that is to become the post-closing public holding company for LLP and TWOA. Please refer to the business combination agreement, following its execution, and the filings with the United States Securities and Exchange Commission ("SEC") for the full terms of the transaction. The information contained herein does not purport to be all-inclusive and none of LLP, TWOA, Pubco or any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, makes any representation or warranty, express or implied, as to the accuracy, fairness, completeness or reliability of the information contained in this Presentation, and liability therefore is expressly disclaimed. Accordingly, none of LLP, TWOA, Pubco or any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, takes any responsibility for, or will accept any liability, whether direct or indirect, express or implied, contractual, tortious, statutory or otherwise, with respect to the accuracy or completeness of the information in this Presentation or for any of the opinions, estimates, projections, forecasts, targets, or prospects contained in this Presentation or for any errors, omissions or misstatements or for any loss, howsoever arising from this Presentation While the information contained in this Presentation has been prepared in good faith, none of LLP, TWOA or Pubco has verified, or will verify, any part of this Presentation. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such external information. The recipient should make its own independent investigations and analyses of LLP and its own assessment of all information and material provided, or made available, by LLP, TWOA, Pubco or any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors.

This Presentation is not a prospectus, product disclosure statement or any other offering or disclosure document under any other law. The information contained herein is of a general background nature and does not purport to be exhaustive, all-inclusive or complete. For example, it does not contain all of the information that may be required to make a full analysis of LLP or the Business Combination, nor does it purport to contain all of the information that an investor may require in evaluating a possible investment in LLP, TWOA or Pubco, nor does it contain all of the information which would be required to be disclosed in a prospectus, product disclosure statement or any other offering or disclosure document under any other law.

This Presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this Presentation shall not be taken as any form of commitment on the part of LLP, TWOA, Pubco or their respective shareholders to proceed with a transaction, and no offers will subject LLP, TWOA or their respective shareholders to any contractual obligations before definitive documentation has been executed. LLP and TWOA reserve the right at any time without prior notice and without any liability to (i) negotiate with one or more prospective investors in accordance with any timetable and on any terms that LLP or TWOA may decide, (ii) provide different information or access to information to different prospective investors, (iii) enter into definitive documentation and (iv) terminate the process, including any negotiations with any prospective investor without giving any reasons therefor.

This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of LLP, TWOA, and Pubco and is intended for the recipient hereof only. By accepting this Presentation, the recipient agrees (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain and (ii) to return or destroy all copies of this Presentation or portions thereof in its possession upon request.

Forward-Looking Statements

This Presentation contains certain forward-looking information which may not be included in future public filings or investor guidance. The inclusion of forward-looking financial information or metrics in this Presentation should not be construed as a commitment by LLP or TWOA to provide guidance on such information in the future. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements include, without limitation, statements about future events or LLP's, TWOA's or Pubco's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which LLP operates and anticipated growth in demand for LLP's products and solutions, the anticipated size of LLP's addressable market and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma," "may," "should," "could," "might," "plan," "possible," "project," "strive," "budget," "forecast," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "potential" or "continue," or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of LLP and TWOA are based on current expectations, estimates, forecasts, and projections about the industry in which LLP operates, as well as the beliefs and assumptions of LLP's management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond LLP's or TWOA's control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, LLP's actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and LLP therefore cautions against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LLP and its management, TWOA and its management, and Pubco and its management as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond LLP's, TWOA's or Pubco's control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against LLP, TWOA, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of TWOA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the business combination agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) LLP's ability to manage growth; (vi) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of LLP as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or LLP to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (ix) costs related to the Business Combination; (ix) changes in applicable laws, regulations, political and economic developments; (x) the possibility that LLP or Pubco may be adversely affected by other economic, business and/or competitive factors; (xi) LLP's estimates of expenses and profitability; and (xii) other risks and uncertainties set forth in the filings by TWOA with the SEC. There may be additional risks that neither LLP nor TWOA presently know or that LLP and TWOA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of LLP or TWOA speak only as of the date they are made. Neither LLP nor TWOA undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Accordingly, attendees and recipients should not place undue reliance on forward-looking statements due to their inherent uncertainty.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

LLP, TWOA and Pubco disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold LLP, TWOA, Pubco or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation. Only those particular representations and warranties of LLP or TWOA made in a definitive written agreement regarding the Business Combination (which will not contain any representation or warranty relating to this Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect.

Disclaimer *(2/2)*

LatAm LOGISTIC PROPERTIES

Industry and Market Data

This Presentation also contains estimates and other statistical data made by independent parties which they believe to be reliable and by LLP relating to market size and growth and other data about LLP's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which LLP operates are necessarily subject to a high degree of uncertainty and risk. LLP has not independently verified the accuracy or completeness of the independent parties' information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of such independent information.

Trademarks

LLP owns or has rights to various trademarks, service marks and trade names used is connection with the operation of its business. This Presentation may also contain trademarks, service marks, trade names and copyrights of other companies or third parties, which are the property of their respective owners. LLP's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or symbols, but LLP will assert, to the fullest extent under applicable law, the rights of the applicable owners to these trademarks, service marks, trade names and copyrights.

Financial Measures

Certain financial information contained herein is unaudited and is based on internal records and/or estimates. The Presentation also contains unaudited alternative financial measures that are measures of financial performance not calculated in accordance with generally accepted accounting principles in the United States (or international financial reporting standards ("IFRS")) and should not be considered as replacements or alternatives to net income or loss, cash flow from operations or other measures of operating performance or liquidity of LLP. These alternative financial measures should be viewed in addition to, and not as a substitute for, analysis of LLP's results reported in accordance with IFRS or otherwise. Notwithstanding these limitations, and in conjunction with other accounting and financial information available, LLP's management considers the alternative financial measures contained in this presentation (including EBITDA, EBITDA margin, Net Debt, Net Operating Income (NOI), Enterprise Value, Equity Value, Net Debt, Yield-to-cost, and Return on Equity (ROE)) reasonable indicators for comparisons between LLP and LLP's principal competitors on the market. These alternative financial measures are used by market participants for comparative analysis, albeit with certain limitations as analytical tools, of the results of businesses in the sector and as indicators of LLP's capacity to generate cash flows. Nevertheless, alternative financial measures do not have any standardized meaning and therefore may not be comparable to similar measures presented by other companies. You should review LLP's audited financial statements, which will be included in the proxy statement/prospectus in the registration statement relating to the Business Combination.

Additional Information

In connection with the Business Combination, the parties intend to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of TWOA and a preliminary prospectus of Pubco, and after the registration statement is declared effective, TWOA will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. LLP's and TWOA's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about LLP, TWOA, Pubco and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of TWOA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; Tel: (310) 954-9665.

Participants in the Solicitation

TWOA and its directors and executive officers may be deemed participants in the solicitation of proxies from TWOA's shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in TWOA is contained in TWOA's filings with the SEC, which are available free of charge at the SEC's web site at www.sec.gov, or by directing a request to: two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; Tel: (310) 954-9665. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available.

LLP and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TWOA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

Non-Solicitation

This Presentation, the information contained in this Presentation or any related oral presentation is for informational purposes only to assist interested parties in making their own evaluation and does not constitute, or form part of, (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer or invitation to sell, a solicitation of an offer to subscribe for, purchase or otherwise acquire any securities or a recommendation to purchase any security of LLP, TWOA, Pubco or any of their respective affiliates, nor shall this Presentation, or the fact of its communication, form the basis of, or be relied upon in connection with, or act as any inducement to enter into any contract or commitment whatsoever with respect to such securities. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, financial, regulatory, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

LLP, TWOA and Pubco reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the Business Combination at any time and without prior notice to the recipient or any other person or entity. LLP, TWOA and Pubco also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the Business Combination, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (iii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by LLP, TWOA, Pubco or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that LLP, TWOA, Pubco and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the Business Combination. None of LLP, TWOA, Pubco or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted.

Today's Presenters

LatAm LOGISTIC PROPERTIES

LatAm LOGISTIC PROPERTIES



Esteban Saldarriaga
CEO

- Previous LLP Board member, and Principal on the Investment Team at Jaguar, a global private equity firm
- Significant experience in real estate operating companies, infrastructure, and hard-asset sectors

JAGUAR GROWTH PARTNERS J.P.Morgan Ashmore GLORIA



Annette Fernández
CFO

- Longtime LLP executive and former VP of Financial Operations and Investor Relations for FIBRA Prologis
- Experienced in investor relations and financial structuring

PROLOGIS pwc

TWO



Tom Hennessy
Chairman & CEO

- Proven SPAC sponsor
- Managing Partner – Hennessy Capital Growth Strategies
- Former Board Director of Porch Group (Nasdaq: PRCH)

HENNESSY CAPITAL ADIA Porch Group equity international



Nick Geeza
CFO

- Former Enterprise Sales Director at Capital Preferences
- Former Senior Vice President at US Bank Capital Markets

CapitalPreferences usbank J.P.Morgan

Our Industrial Real Estate Investment Thesis

LatAm LOGISTIC PROPERTIES

Significant Industrial RE Demand Drives Asset Appreciation(1)



Global Industrial Rent Index and Capital Value Index (Q12003=100)
Industrial Rent
Industrial Capital Value
+300%
380
340
300
260
220
180
140
100
60
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

E-Commerce Expected to Continue to be a Strong Tailwind(2)



E-Commerce as % of Retail Goods Sold
~8x Growth
25%
20%
15%
10%
5%
0%
2010
2014
2018
2022
2025E

Industrial's Share of Total RE Investment at All-Time High(3)



Logistics and Industrial (US$ bn)
% Share of Total
200
150
100
50
0
25%
20%
15%
10%
5%
0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21

Rents Remain A Fraction Of Total Supply Chain Costs(4)



Distribution of Supply Chain Costs %
45-55%
Transportation
25-30%
Labor
20-25%
Inv. Costs
Rent~5%

1%
Cost savings in transportation and labor

=

~15%
Increased capacity for rent

Notes: (1) CBRE Research; (2) U.S. Census Bureau, Euromonitor, Prologis Research forecast; (3) JLL Research; (4) Deloitte, AT Kearney, IMS Worldwide, public company filings, Prologis Research

LLP Investment Highlights

1. **Operating Model**
   Logistics Investment Strategy Focused on High Growth Markets

2. **Market Position**
   Market Leader with Coveted Tenant Relationships

3. **Business Plan**
   Attainable Business Plan with a Durable Competitive Advantage

4. **Financial Profile**
   Value Creating Unit-level Economics

5. **Team**
   Accomplished Management Team with a Strong Sustainability Focus

Business Combination Summary

LatAm LOGISTIC PROPERTIES

Business Combination Structure

- TWOA intends to complete **a business combination (the "Business Combination") with LatAm Logistic Properties ("LLP")**, a leading institutional, industrial and logistics property owner, developer and manager in Central and South America
- In the Business Combination, a newly formed Cayman Islands company ("Pubco") will acquire all of the outstanding equity interests of both TWOA and LLP, and become the new public company
- The Business Combination is targeted to close in Q4 2023, subject to the satisfaction of customary closing conditions

Valuation

- The Business Combination implies a pro forma combined enterprise value[(1)] of approximately **$578 million[(2)(3)]**
- Existing LLP **shareholders will roll 100% of their equity** as part of the Business Combination

Capital Structure

- **The Business Combination will be funded by a combination** of TWOA cash held in a trust account, proceeds from potential transaction financing, and issuance of Pubco securities to LLP shareholders
- The Business Combination is expected to result in approximately **$25 to 50 million net cash on the balance sheet to fuel growth[(2)]**
- LLP is expected to rollover approximately **$200 million in net debt[(1)] and $33 million of non-controlling interest** into Pubco

Notes: (1) Enterprise value and net debt are non-IFRS measures; (2) See Transaction Summary (slide 45) for key assumptions and additional details. Assumes 70% redemptions by TWOA's existing public shareholders and $25M of potential transaction financing, which could be in the form of an equity PIPE, a convertible note, or a hybrid combination thereof; (3) based on a pre-money equity value of LLP of $286 million


Logistic Park Coyol I, Alajuela, Costa Rica

Agenda

LatAm Logistic Properties is a leading developer, owner and manager of Class A industrial real estate of international quality in Central and South America. LLP is one of the only institutional industrial platforms operating across the region.[1]

DEVELOPER	OWNER	ACQUIRER	MANAGER
Development and construction[2] of properties in the land bank	Asset ownership on a long-term basis	Acquisition of stabilized assets	Leasing and management[3] of assets



LatAm Parque Logístico Calle 80, Tenjo, Colombia

Notes: (1) Most of the real estate companies and funds in Costa Rica, Colombia and Peru do not focus exclusively on the industrial segment (they have a presence in retail, hotels, etc.) and do not have a regional presence; (2) Construction is outsourced to specialized suppliers; (3) Relationship with tenants and administration of logistics parks

LLP at a Glance[(1)]

LatAm LOGISTIC PROPERTIES

653,798 sqm Gross Leasable Area[(2)]	**~99.4%** Occupancy[(3)]	**77.8%** US$-denominated Leases[(4)]

SAN JOSE, COSTA RICA

Operating GLA (sqm)	Landbank GLA (sqm)
231,551	-

BOGOTA, COLOMBIA

Operating GLA (sqm)	Landbank GLA (sqm)
116,631	101,300

LIMA, PERU

Operating GLA (sqm)	Landbank GLA (sqm)
102,016	102,300



Current Operations

Expansion Plans

5.1 years Avg. remaining lease life[(5)]	**US$36 mm** Jun-23 NOI Under Contract[(6)(7)]	**36%** Cash NOI[(7)] Growth 2Q23 – 2Q22

Example Properties



Logistic Park Coyol I, Alajuela, Costa Rica



Logistic Park Calle 80, Bogota, Colombia



Logistic Park Lurin I, Lima, Peru

Notes: (1) All figures are as of 2Q23. 2Q23 financials are unaudited and exclude contract with Exito; (2) Includes 434,598 sqm of operating GLA and 219,200 sqm of inventory and landbank GLA; (3) For fully stabilized assets; (4) Based on NOI under contract as of June-23 annualized; (5) Remaining lease life weighted average by leased area; (6) Includes the annualized NOI of signed leases as of Jun-23 that are in place or about to be delivered in the next 12 months; (7) NOI is a non-IFRS measure

Proven Track Record of Performance and Growth

Operating GLA (sqm in thousands)



CR
COL
PER
CAGR: 30%
173
13%
74%
14%
191
12%
76%
12%
315
25%
24%
51%
375
25%
28%
47%
435
23%
27%
50%
2019
2020
2021
2022
June 2023(1)

NOI Under Contract(2)(3) (US$ mm)



CAGR: 34%
13
24
31
34
35.9
2019
2020
2021
2022
June 2023(1)

EBITDA Margin & Debt Leverage Ratio(2)



EBITDA Margin (%)
Net Debt / Annualized EBITDA (x)
49%
63%
66%
69%
75%
26%+
15.6x
9.6x
10.5x
9.1x
8.7x
-6.9x turns
2019
2020
2021
2022
June 2023(1)

Notes: (1) 2Q23 financials are unaudited and exclude contract with Exito; (2) NOI, EBITDA, EBITDA Margin, and Net Debt are non-IFRS measures; (3) Includes the annualized NOI of signed leases as of Jun-23 that are in place or about to be delivered in the next 12 months

Source: Company Information

LLP Develops to U.S. Institutional Standards

Facility Specifications

INTERIOR



Natural Light
NFPA Fire Protection System
Clear Height: 12 meters (~39 feet)
Floor Capacity: 5-7 Tons / sqm
Optimized Distance between Columns

LatAm Parque Logístico Lima Sur, Lima, Perú

LLP Develops to U.S. Institutional Standards

Facility Specifications

EXTERIOR


KUEHNE+NAGEL
Platforms:
1 per 470 sqm
(~5,059 sft)
Shared Truck Maneuvering
Yard: 57 meters (~187 feet)
Container Parking
Exclusive Truck Maneuvering
Yard: 38 meters (~125 feet)
LatAm

LatAm Parque Logistico Calle 80, Tenjo, Colombia

LLP is a Differentiated, Vertically Integrated Industrial Platform in Central and South America

Category[1]	LatAm Logistic Properties	Competitors: Colombia – pei	Competitors: Peru – BSF Bodegas San Francisco	Regional Benchmarks: Mexico – Vesta	Regional Benchmarks: Mexico – Fibra Prologis	Regional Benchmarks: Brazil – log
Diversification across Latin America	✓	✗	✗	✗	✗	✗
Class A Industrial Real Estate Focused	✓	✗	✗	✓	✓	✓
Local Expertise	✓	✓	✓	✓	✓	✓
Access to US / Global Capital	✓	✗	✗	✓	✓	✗
Relationship with Multinationals	✓	✗	✗	✓	✓	✓
Build-to-Suit Solutions	✓	✓	✗	✓	✓	✓
Speed-to-Market	✓	✗	✗	✓	✓	✓
Contractual Sophistication	✓	✗	✗	✓	✓	✗

Notes: (1) The information reflects the Company's market perception
Source: Company Information

LatAm LOGISTIC PROPERTIES


ALTO

LatAm Logistic Park Coyol I, Alajuela, Costa Rica

Agenda

I. LLP Introduction

II. LLP Investment Thesis

III. Financial Highlights

IV. Business Combination Overview

LLP Investment Thesis

LatAm LOGISTIC PROPERTIES

1

Logistics Investment Strategy Focused on High Growth Markets

- Fast-growing demand for Class A modern logistic facility in underserved markets
- Focused on cities with concentrated consumption and population centers
- E-commerce in Latin America is in its infancy, providing a tailwind for logistics real estate demand

2 Market Leader with Coveted Tenant Relationships

3 Attainable Business Plan with a Durable Competitive Advantage

4 Value Creating Unit-level Economics

5 Accomplished Management Team with a Strong Focus on Sustainability

E-commerce is a Resilient Driver of Demand

E-commerce requires ~3.0x the logistical space as compared to traditional retail logistics operations. E-commerce will continue to drive significant demand for LLP



E-Commerce Sales – Latin America
(US$ Bn)
2022 – 2026E CAGR
Latin America
CAGR 22-26E: 22%
122
152
188
227
270
2022
2023E
2024E
2025E
2026E
Costa Rica
0.4
11%
0.6
2022
2026E
Colombia
5.1
12%
8.1
2022
2026E
Peru
4.0
7%
5.3
2022
2026E



E-Commerce Penetration
(E-Commerce as % of total sales)
25.2%
24.2%
15.5%
15.5%
12.6%
3.4%
North America
APAC
Western Europe
Central & Eastern Europe
Latin America
Middle East & Africa

Source: Euromonitor

LLP is a Dominant Player in Central and South America…

LLP is focused on high growth markets with structural undersupply of modern Class A logistics facilities

Total GLA[1]


(sqm in thousands)
San Jose
341
410
110
Bogota
616
908
774
Lima
149
475
507
Class A
Class B
Class C

LLP's Market Share[2]


56.3%
16.3%
32.8%

Notes: (1) As of March 2023 or latest available information; (2) Calculated based on Class A assets
Source: Company information, Cushman & Wakefield, Colliers, Newmark, CBRE Group

… with a Focus on Underpenetrated Markets

Vast opportunity for Latin America to narrow its logistics gap versus developed economies


Industrial GLA (sqm) per Capita
0.1 (1)
0.2 (2)
0.4 (3)
0.8 (4)
0.8 (5)
1.0 (6)
9.6 (7)
Peru
Colombia
Brazil
Costa Rica
Panama
Mexico
USA

Notes: (1) Lima's GLA and population; (2) Bogota´s GLA and population; (3) Sao Paulo and Rio de Janeiro's GLA and population; (4) San Jose's GLA and population; (5) Panama City's GLA and population; (6) Mexico City, Monterrey, Tijuana, and Guadalajara's GLA and population; (7) LA, Chicago, Dallas, NYC, Houston, Phoenix, Indianapolis, San Diego, Jacksonville, and Austin's GLA and population.
Source: Company information, Cushman & Wakefield, Colliers, Newmark, CBRE Group, World Population Review, Macro Trends

Regional Outlook

Although GPD and consumption growth are key drivers, our multi-country presence allows us to allocate capital strategically according to each geography's cycles.



Sustained GDP Growth
Real GDP Growth
3.3%
4.4%
2.3%
5.4%
3.2%
5.1%
4.3%
8.7%
2.0%
4.0%
0.3%
2.8%
1.7%
2.9%
Costa Rica
Colombia
Peru
Panama
Chile
Brazil
Mexico
Avg. '16A-'19A
Avg. '21A-'24E



Long-term Stable Inflation Levels
CPI - (EoP)
4.2%
2.8%
8.0%
3.6%
5.5%
2.6%
2.2%
2.0%
7.0%
3.0%
6.3%
3.8%
6.0%
3.6%
Avg. '21A-'24E
Avg. '24E-'27E



Lower Indebtedness Levels
External Debt 2023E - % of GDP
46.5%
55.6%
41.4%
152.7%
70.9%
15.3%
40.7%



Friendly Economic Environment with Focus on Foreign Trade
OECD Member
C(1)
C(1)
15
17
22
12
24
7
14
66.5
63.1
66.5
63.8
71.1
53.5
63.2
Investment Freedom Index Score
Free Trade Agreements in Place

Notes: (1) Candidate. Sources: Focus Economics, The Heritage Foundation, OECD, SICE

LLP Investment Thesis

1. Logistics Investment Strategy Focused on High Growth Markets

2. **Market Leader with Coveted Tenant Relationships**
   - LLP has industry leading KPIs
   - LLP serves multinationals as well as regional and local champions
   - LLP builds its tenant relationships by providing solutions and partnership

3. Attainable Business Plan with a Durable Competitive Advantage

4. Value Creating Unit-level Economics

5. Accomplished Management Team with a Strong Focus on Sustainability

LLP is a Market Leader in the Central and South American Region…

LatAm LOGISTIC PROPERTIES

Category	CR, Col, Peru LatAm	Mexico VESTA	Mexico FIBRA PROLOGIS	Mexico TERRAFINA	Mexico FUNO	Brazil log
Logistics GLA *(sqm in thousands)*	~407[1]	1,265	2,419	982	5,077	884
Logistic Exposure *(% Logistic GLA)*	94%	40%	60%	26%	46%	75%
US$ Exposure *(%)* ■ US$ □ Non-US$	22% / 78%	13% / 87%	34% / 66%	3% / 97%	22% / 78%	100%
Occupancy Rate *(%)*	99%[2]	95%	98%	97%	94%	99%
Avg.Rate / SQM[3] *(US$; Monthly)*	$6.6	$6.3	$6.2	$6.4	$5.6	$3.9
WAULT[4] *(Years)*	5.1	4.9	2.6	3.7	4.2	8.7

Notes: Figures for LLP as of June 2023 (excluding contract with Exito); figures for peers as of 1Q2023; (1) GLA corresponds to logistics contracts; (2) For fully stabilized assets; (3) Figure for LLP corresponds to NOI. Total average rent is ~5% higher; (4) Weighted Average Unexpired Lease Term

...with Coveted Tenant Relationships...

LatAm LOGISTIC PROPERTIES

LLP's differentiated Class A product and geographic diversification make it the ideal partner to large multinationals and respected regional / local players

Selected Tenants

IKEA | SAMSUNG | alicorp | KUEHNE+NAGEL | KraftHeinz

Expeditors | DHL | Cargill | natura | PEQUEÑO MUNDO

HOLCIM | REX CARGO | grupo éxito | GFI Grupo Farmanova Intermed | CALOX

PRICESMART Membership Shopping | ampm | falabella. | indurama | RANSA

Source: Company information

...and a Diversified Portfolio

LLP has a diversified tenant base with low customer concentration and high exposure to e-commerce

Operating GLA



Peru
24%
435K sqm(1)
50%
Colombia
27%
Costa Rica

Tenant Breakdown

(Based on NOI under contract, %)[2]



alicorp
6%
6%
6%
6%
5%
5%
4%
4%
Others
58%
US$ 36 mm(2)
IKEA
natura
REX CARGO
indurama

Tenant Industry

(Based on Operating GLA, %)



Others
Manufacturing
6%
7%
Consumer Goods
31%
3PL
27%
435K sqm(1)
30%
Retailer

Lease Expiration

(Based on leased area, %)



0-1 year
1%
1-3 years
28%
3-5 years
38%
Jun-23
31%
5+ years

Notes: (1) As of June 2023 excluding contract with Exito; and landbank; (2) Corresponds to NOI under contract as of June 2023. NOI is a non-IFRS measure
Source: Company Information

Case Studies

LatAm LOGISTIC PROPERTIES

LLP worked closely with the Kuhne+Nagel to improve their regional operations across Peru and Colombia and to help modernize their supply chain and improve efficiency



- Previously, Kuhne+Nagel had their operations in a poorly designed facility in Peru with inadequate configuration and low efficiency
- **Kuhne+Nagel moved to LLP Parque Logistico Lima Sur** to achieve their goals of **improving throughput and efficiency per cubic meter**
- Lease term: 5 Years



- **Kuhne+Nagel chose LLP Parque Logistico Calle 80 Colombia** as a **build to suit solution in Bogota to as part of its modernization strategy**
- Kuhne+Nagel looked for new efficient facilities with green building certification, a strategic location, and state-of-the-art facilities
- Lease term: 5 Years

LLP solved for Natura's requirement of modern warehouse space with cutting-edge technologies and automated systems across multiple markets



- Natura needed a new warehouse to implement automated logistic processes with sustainable standards
- **Natura moved to** a 16,000 sqm warehouse and 420 sqm of office space in **LLP Parque Logistico Lima Sur** with EDGE™ green building certifications
- Lease term: Until 2030



- **Thereafter, Natura chose LLP Parque Logistico Coyol I** to expand its Costa Rican operations
- Lease term: Until 2025
- Natura is currently evaluating expansion possibilities in Colombia

Source: Company information

LLP Investment Thesis

1. Logistics Investment Strategy Focused on High Growth Markets

2. Market Leader with Coveted Tenant Relationships

3. **Attainable Business Plan with a Durable Competitive Advantage**
   - A business plan to increase its GLA ~2x over the coming years
   - A shortage of suitable land provides a natural barrier to entry to competitors
   - A geographic expansion strategy focused on dollarized markets with high growth

4. Value Creating Unit-level Economics

5. Accomplished Management Team with a Strong Focus on Sustainability

Attainable Business Plan in the Near-Term

LLP plans to increase its GLA ~2x in the near-term, which it believes is attainable through development and acquisition in its current markets (Costa Rica, Peru, Colombia)

GLA Expansion



(sqm in thousands)
Development of Pre-stabilized GLA
~40-50k sqm
Development of owned landbank
~ 200-225k sqm
Development of future land in current markets
~ 40-50k sqm
Asset acquisitions in current markets
~ 80-120k sqm
1
2
3
4
400+
Signed and under construction
Land controlled
Land under negotiation
750-850
2023 Stabilized GLA
Pre-stabilized GLA
Owned landbank development
Future land development
Asset acquisition
Near-Term GLA

Source: Company Information

LLP has an Existing Landbank and an Attractive Pipeline in Current Markets Creating a Durable Competitive Advantage

LatAm LOGISTIC PROPERTIES

In Place Landbank

Owned and Controlled 203K Sqm



Peru, Lima & Callao
102K sqm



LatAm Parque Logístico Lima Sur



Colombia, Bogota
101K sqm



LatAm Parque Logístico Calle 80

Pipeline GLA (Costa Rica, Peru, Colombia)(1)

~820K Sqm in Various Stages of the Pipeline

~130K sqm
Identified Pipeline GLA

~500K sqm
Under Study GLA

~190K sqm
Under Negotiation GLA

Notes: (1) This business plan is based upon estimates and assumptions that, while considered reasonable by LLP and its management, as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond LLP's control
Source: Company Information

LLP's Geographic Expansion Strategy

LatAm LOGISTIC PROPERTIES

Regional expansion into new markets led by clients

- Existing tenants looking to improve and expand current operations with LLP both in Central and South America
- LLP is positioned as a platform capable of following clients within its target region (subject to compliance with established investment criteria)

New partners for the development of Class-A warehouses

- Development of new projects with leading real estate companies
- LLP does not develop on spec

Organic and inorganic opportunities

- LLP has a large pipeline of M&A targets, JV alliances and landbank targets

Geographic diversification mitigates macroeconomic and political risk

- New target markets are dollarized with attractive growth prospects

Geographic Expansion Opportunities[1]



New GLA under study (sqm in thousands)
Central America and the Caribbean
~ 200
This represents ~4.0x LLP's Operating GLA as of Jun-23
Mexico
+1,000
Ecuador
~ 200
Chile
~ 300
Current Operations
Expansion Plans

Notes: (1) Includes potential growth opportunities in the region
Source: Company information

LLP Investment Thesis

LatAm LOGISTIC PROPERTIES

1. Logistics Investment Strategy Focused on High Growth Markets
2. Market Leader with Coveted Tenant Relationships
3. Attainable Business Plan with Durable Competitive Advantage
4. **Value Creating Unit-level Economics**
   - LLP achieves up to 10% unlevered development yields and up to ~22% ROE on an upside scenario with financial partners
   - Supported by long-term leases with credit-worthy tenants and accretive local debt
5. Accomplished Management Team with a Strong Focus on Sustainability

Attractive Yield-on-Cost in a Proven Business Model…

LLP can generate high returns on equity when LLP retains 100% ownership

Illustrative Exercise [1] – 100% Ownership - (US$)

Main Assumptions

- Loan to cost: 60%
- Interest Rate: ~6.5%
- LLP Ownership: 100%
- **Yield-on-Cost[2] = 10.0%**



LLP Equity Contribution
Assumes a capital structure of 60% debt / 40% equity
100.0
(60.0)
40.0
Asset Cost
Total Debt
LLP Equity Contribution @100%
Adjusted NOI(2)
LLP's Adjusted NOI(2) after Interest Expense
10.0
(3.7)
6.3
Total NOI (2)
Interest Expense
LLP Adjusted NOI After Interest Expense
Return on Equity(2)
15.7%

Notes: (1) For illustrative purposes only; (2) Yield-to-Cost, NOI, and ROE are non-IFRS measures

...with Enhanced Economics Through Financial Partnerships

LLP can generate higher returns on equity when partnering with outside investors in a joint venture

Illustrative Exercise [1] – 51% Ownership - (US$)

Main Assumptions

- Loan to cost: 60%
- Interest Rate: ~6.5%
- JV Ownership: 49%
- LLP Ownership: 51%
- Development fee: 4.0% [2]
- **Yield-on-Cost[3] = 10.0%**
- Property Management Fee: 3.7% [4]



LLP Equity Contribution
Assumes a capital structure of 60% debt / 40% equity
100.0
(60.0)
(19.6)
20.4
(4.0)
16.4
Asset Cost
Total Debt
JV Ownership @49%
LLP Ownership @51%
Development Fee (2)
LLP Equity Contribution @51%
Adjusted NOI(3)
LLP's Adjusted NOI(3) after Interest Expense, JV Ownership, and Property Management Fee
10.0
(3.7)
(3.1)
0.4
3.6
Total NOI(3)
Interest Expense
JV Ownership @49% (4)
Property Mgmt Fee(5)
LLP Adjusted NOI @51%
Return on Equity(3)
21.8%

Notes: (1) For illustrative purposes only; (2) Fee for project structuring and development, reflected in a lower equity contribution; (3) Yield-to-Cost, NOI and ROE are non-IFRS measures; (4) 49% of Total NOI after Interest Expense; (5) Calculated as 3.7% of Total NOI

LLP has a Track Record of Executing On-Time and Within Budget

Development Investment[1] *(as of June 2023)*

Vertical Construction Cost[2] - Recent Project (US$ per sqm)


US$ 16 per sqm below budget
532
516
Budget
Executed

Vertical Development Timeline - Recent Project (months)


1 month ahead of schedule
8
7
Budget
Executed

- **Strong relationships with reputable contractors**
- **Superior design with international supply chain expertise for optimal building layouts,** market adequacy of specifications, and overall warehousing efficiencies
- **Short construction and leasing cycle**, with very limited speculative development and/or leasing risk
- **Modular site layouts (build only as needed)** allows LLP to pace capex

Notes: (1) Only considers sqm developed by LLP; (2) Excludes land and financial expenses

LLP Investment Thesis

1. Logistics Investment Strategy Focused on High Growth Markets
2. Market Leader with Coveted Tenant Relationships
3. Attainable Business Plan with a Durable Competitive Advantage
4. Value Creating Unit-level Economics
5. **Accomplished Management Team with a Strong Focus on Sustainability**
   - Experienced management team with almost 100 years of relevant combined experience
   - Proven real estate focused sponsor and shareholder
   - Corporate governance in line with international public companies

Accomplished Management with Local/Regional Expertise…

The CEO and CFO have a combined track record of 30+ years and are complemented by local managers with deep knowledge of their respective markets

Esteban Saldarriaga

CEO



- 15+ years of experience, 7 years with LLP
- Principal in the Investment Team at Jaguar Growth Partners, a global private equity firm
- Significant experience in real estate operating companies, infrastructure, and hard-asset sectors
- Led and executed multiple M&A transactions in the region
- International investment banking experience (J.P. Morgan and Ashmore-Inverlink)
- MBA from Columbia Business School in New York City and B.S. and M.Sc. in Economics from Universidad Javeriana in Bogota

Annette Fernández

CFO



- 15+ years of industry experience, 6 years with LLP
- Previously VP of Financial Operations and Investor Relations for FIBRA Prologis
- Experienced in investor relations and financial structuring
- Responsible for investor strategic management for a US$1 bn market cap Mexican REIT
- B.S. in Accounting from University of Puerto Rico

Aris Stamatiadis

Regional Acquisitions Manager



- 16+ years of experience, 8 years with LLP
- Previously General Manager at Colliers International in Central America

Guillermo Zarco

Country Manager, Colombia



- 17+ years of experience, 6 years with LLP
- Previously Logistics Portfolio Manager at Terranum

Alvaro Chinchayan

Country Manager, Peru



- 18+ years of experience, 7 years with LLP
- Previously Project Manager at PECSA and General Manager at Papelera Alfa

LLP has extensive industrial and real estate experience in Central and South America

...Supported by a Leading Real Estate-Focused Shareholder...

LatAm LOGISTIC PROPERTIES

Jaguar Growth Partners is a Miami based private equity firm with an investment track record of 8 logistics & industrial platforms in the Andean region, Mexico, Brazil and China.

- Jaguar targets inefficient capital markets in emerging economies where there is a fundamental, unmet demand for real estate services driven by an expanding middle class
- Focused on platform investing alongside local operating partners that have domain expertise

Industry Experts and Pioneers in Industrial RE for over 25 years



Gary Garrabrant
CEO
- 37 years of experience
- Former CEO and Co-Founder, Equity International



Thomas McDonald
Managing Partner and Head of Americas
- 29 years of experience
- Former Chief Strategic Officer, Equity International

Relevant Experience[2]

brMalls · TERRANVM · ParqueArauco · CPA Corporate Properties · NH HOTELES

JAGUAR GROWTH PARTNERS[1]

Selected Investments


Jaguar's Offices

Mexico
- Vesta (2017, Industrial)
- City Express Hoteles (2017, Hospitality)

Colombia
- Colombian Healthcare Properties S.A.S. (2020, Healthcare)

Brazil
- Aliansce (2016, Retail)
- Bresco (2018, Industrial)

Peru, Costa Rica, and Colombia
- LatAm (2015) Industrial

Notes: (1) Equity International, LLC and its affiliates ("EI") have not been involved with the preparation of this document and EI makes no representation whatsoever as to the presentation and/or accuracy of the information provided herein and shall have no liability to any person in connection therewith. (2) Selected experience of Mr. Garrabrant and Mr. McDonald in Equity International.
Source: Company information

...with Institutional Corporate Governance...

LLP's elevated corporate governance controls set a transparent and efficient framework for decision-marking

Protection of Minority Shareholders

Decision-making Thresholds

Governing Body	Businesses, transactions (M&A)(1), financing, JVs(2), etc. that represent:
Shareholders' Meeting Supermajority	Over 50% of LLP's market value
Shareholders' Meeting Simple Majority	Between 25% to 50% of LLP's market value
Board of Directors Supermajority	Between 15% to 25% of LLP's market value
Board of Directors Simple Majority	Between 10% to 15% of LLP's market value
CEO	Less than the greater of 10% of LLP's market value or US$ 50 million

Supermajorities

Shareholders' Meeting
(at least 70% of the shares present)

- ✓ Corporate purpose modification
- ✓ Merger, segregation, transformation, bankruptcy, dissolution or liquidation

Current Board of Directors(3)
(3 out of 5 members)

- ✓ Entry or exit of operations in countries outside Latin America and CAC
- ✓ Appointing / removing the CEO and CFO, and defining their remuneration
- ✓ Approval of legal actions against Senior Management
- ✓ Appointment of the Audit Committee's members
- ✓ Company's Corporate Governance Code approval

Related Party Policy

Related party transactions (includes shareholders with a stake over 20%) should be approved by the Audit Committee

Dividend Policy

Dividend policy will be put in place for distributing dividends after completing a growth phase

Notes: (1) Mergers and Acquisitions; (2) Joint Ventures, (3) Board of Directors may instead have 7 members after business combination, with 4 out of 7 required for action
Source: Company information

...and a Strong Focus on Sustainability

LatAm LOGISTIC PROPERTIES

The ESG[1] commitment is institutionalized in LLP's corporate culture

Environmental

- Warehouses comply with **highest standards of efficiency** and environmental sustainability by means of EDGE certification
  - EDGE certification (sponsored by the IFC and World Bank), promotes the development of sustainable buildings with savings of at least 20% of potable water, electricity consumption and carbon footprint levels compared with conventional buildings

Edge — Excellence In Design For Greater Efficiencies

- All of LLP's projects are managed through the Ecological Blue Flag Program (Bandera Azul), an **award that acknowledges effort and volunteer work seeking to improve social and environmental conditions**

Bandera Azul Ecológica COSTA RICA

Social

- **Human Capital:** professional development policies, training programs, annual bonus, feedback and annual review
- **Value Chain:** strict supplier selection criteria, suppliers code of conduct and databases, sustainable procurement practices, sustainable use of facilities manual for tenants, open communications channels
- Deep understanding of client needs – **strategic partners in growth**
- **Community:** sustainable business and community strategy, "Bandera Azul Ecológica" environmental program, corporate volunteering & environmental education

Bandera Azul Ecológica COSTA RICA

Governance

- **Internally managed** - alignment of interests
- **Board of Directors with extensive experience** and adequate representation of shareholders
- **Committees** led by **independent members**
- Transparency through **defined policies and regulations**
- **Protection mechanisms for minority shareholders**
- **Defined investment criteria**
- **Long-term incentive program** prepared for managers

Notes: (1) Environmental, Social and Governance
Source: Company information

As a Corporate Entity, LLP Offers a Differentiated Value Proposition

	Corporate Entity[1]	REIT
Investment Focus	▪ **Focused on industrial real estate assets** – Participate in the whole value chain with Development capabilities + Asset valuation + Asset Management	▪ **Rules on how assets must be invested** – Total assets must be at least 75% real estate investments – Acquired or developed assets should be used for leasing activities only – No more than 20% of the assets can be invested in other REITs listed on the Stock Market
Fee Structure	▪ **More Shareholder-Friendly Structure** – No fees charged to investors – In-house management is fully aligned with the Company's objectives	▪ **Fee structures can create conflicts of interest** – Includes investor fees: i) fixed fee based on a % of AUM[2]; and ii) incentive fee / specific metrics. – Potential conflict in prioritizing AUM[2] growth at the expense of choosing profitable, high-yielding investments
Distributions	▪ **Focused on real estate quality and long-term value** – Focused on total return – No requirement by regulation to distribute dividends – Taxes at the corporate level – All distributions to shareholders are post income tax on the P&L	▪ **Focused on initial returns** – Focused on dividend yield – Required to distribute at least 90% of taxable net income as dividends annually – No taxes at the corporate level. Pass-through vehicle for the investor, subject to fiscal regime
Compensation Structure	▪ **Internally Managed** – Employed manager – Platform included (investment team, back-office support, etc.)	▪ **Externally Managed** – Third-party manager – Dependence on the infrastructure of an external administrator

Notes: (1) Corporate entity refers to a type of legal partnership for corporations. In this case it contrasts with mutual funds, which are the main structures used in the real estate market; (2) Assets Under Management


LatAm Logistic Park Calle 80, Tenjo, Colombia

Agenda

Financial Highlights

- **2024E NOI[1] expected to be US$ 42 million,** representing a Compound Annual Growth Rate **(CAGR) between 2020 and 2024E of ~27%**
- **Historical EBITDA[1] growth** of a 35% CAGR between 2020 and 2024E with **increasing margins**
- IFRS financial figures **audited by a "Big Four" firm**


Revenues
(US$ mm)
CAGR 20-24E: 28.1%
18.9
25.6
31.9
40.1
50.8
2020
2021
2022
2023E
2024E


NOI(1)
(US$ mm)
CAGR 20-24E: 27.0%
16.3
22.1
26.6
33.9
42.4
2020
2021
2022
2023E
2024E


EBITDA(1) & EBITDA Margin(1)
(US$ mm)
63%
66%
69%
75%
78%
CAGR 20-24E: 35.0%
12.0
16.8
22.1
30.0
39.7
2020
2021
2022
2023E
2024E

Notes: (1) NOI, EBITDA, and EBITDA margin are non-IFRS measures. Does not include any pro-forma, one-time de-SPAC costs
Source: Company information

Solid Fundamentals Enhanced by Significant US$ Exposure

- **78% of the portfolio is U.S. dollarized** reducing the risk of foreign currency
- LLP's **income is largely hedged through inflation indexes**
- LLP matches the currency for asset/liabilities (i.e. **local long-term debt in the same currency as the lease contracts)**

NOI[1] Currency Breakdown (2Q23)[2]


COP$
22%
78%
US$

Contract Escalators (2Q23)[2]


Others
4%
COL CPI
22%
51%
Constant Escalator
23%
US CPI

Notes: (1) NOI is a non-IFRS measure; (2) 2Q23 financial metrics are unaudited and exclude the contract with Exito
Source: Company information

Capital Structure[1]

Debt, Net Debt[2] & Leverage



(US$ mm)
9.6x
10.5x
9.1x
8.7x
130
115
193
175
216
201
230
215
2020
2021
2022
2Q23
Gross Debt
Net Debt
Net Debt / EBITDA(1)

Debt Mix by Currency (2Q23)



COP$
17%
83%
US$

Debt Mix by Maturity (2Q23)



2Q2023 - 2030
15%
85%
2031+

Debt by Country (2Q23)



Peru
15%
17%
Colombia
68%
Costa Rica

Notes: (1) 2Q23 financial metrics are unaudited and exclude the contract with Exito; (2) Net debt and EBITDA are non-IFRS measures
Source: Company information


P O SHIPP
LatAm Logistic Park Calle 80, Tenjo, Colombia

Agenda

LLP Positioning

LatAm LOGISTIC PROPERTIES

PROLOGIS

Rexford Industrial

EASTGROUP PROPERTIES

FIRST INDUSTRIAL REALTY TRUST

TERRENO

LatAm LOGISTIC PROPERTIES

VESTA

FIBRA PROLOGIS

TERRAFINA

FUNO

NYSE Listed Companies

- Industrial Logistics REITs
- NYSE listed, access to U.S. growth capital
- Multinational corporate customers
- E-commerce tailwinds
- Internally managed

BMV Listed Companies

- Real estate companies with industrial logistics properties
- Central and South American geographic focus
- Multinational corporate customers
- E-commerce tailwinds
- Externally managed

Financial Benchmarking

LatAm LOGISTIC PROPERTIES



NYSE and BMV Listed
NYSE Listed Companies (Sorted by EV[(1)])
BMV Listed Companies (Sorted by EV[(1)])
Category
LatAm
VESTA
PROLOGIS
Rexford Industrial
EASTGROUP
FIRST INDUSTRIAL REALTY TRUST
TERRENO
FUNO
FIBRA PROLOGIS
TERRAFINA
Revenue Growth 2023E
Median: 15.2%
Median: 3.5%
25.7%[(2)]
3.4%
18.0%
25.8%
14.6%
13.3%
15.2%
10.2%
3.5%
1.0%
NOI Margin[(1)] 2023E
Median: 75.6%
Median: 91.4%
84.5%
92.1%
76.0%[(3)]
76.4%
73.0%
72.2%
75.6%
92.4%[(4)]
88.0%[(4)]
91.4%[(4)]

Notes: (1) Enterprise Value ("EV") and NOI Margin are non-IFRS measures; (2) Reflects management plan revenue growth; (3) Prologis NOI reflects combined NOI from Real Estate Segment (rental operations and development) and NOI from Strategic Capital Segment (asset management fees); (4) Externally managed

Sources: FactSet. Market data as of 7/31/2023.

Valuation Benchmarking

LatAm LOGISTIC PROPERTIES

Category	LatAm	Vesta (NYSE and BMV Listed)	Prologis (NYSE Listed Companies, Sorted by EV[1])	Rexford Industrial (NYSE)	EastGroup (NYSE)	First Industrial (NYSE)	Terreno (NYSE)	FUNO (BMV Listed Companies, Sorted by EV[1])	Fibra Prologis (BMV)	Terrafina (BMV)
Cap Rate[1] 2023E	6.5%[2] / 5.9%[3]	4.9%	n/a[4]	4.2%	4.2%	5.0%	4.2%	9.3%	6.0%	11.8%
Cap Rate[1] 2024E	8.1%[2] / 7.3%[3]	6.0%	n/a[4]	4.9%	4.6%	5.5%	4.7%	10.0%	7.0%	13.0%

NYSE Listed Companies – 2023E *Median: 4.2%*; 2024E *Median: 4.8%*

BMV Listed Companies – 2023E *Median: 9.3%*; 2024E *Median: 10.0%*

Notes: (1) Enterprise Value ("EV") and Cap Rate are non-IFRS measures; (2) Implied Cap Rate is calculated based on estimated EV of \$578mm and contracted NOI of \$37.5 and \$46.7 in 2023 and 2024 respectively; (3) Cap Rate is calculated based an estimated EV of \$578mm (see slide 48 for more details on estimated EV); (4) Prologis excluded because NOI includes combined NOI from Real Estate Segment (rental operations and development) and NOI from Strategic Capital Segment (asset management fees). Sources: FactSet. Market data as of 7/31/2023

Illustrative SPAC IPO Transaction Framework[1]

LatAm LOGISTIC PROPERTIES

Sources

LLP Shares (Rollover Equity)	$286	*54%*
Estimated TWOA SPAC Cash in Trust[2]	15	*3%*
Estimated PIPE[3]	25	*5%*
Existing Balance Sheet Net Debt[4,5]	200	*38%*
Total Sources	**$526**	***100%***

Pro Forma Valuation

Share Price ($ per share)	$10.00
Shares Outstanding (mm)	37.0
Equity Value[4] ($mm)	$370
Less: Net Cash to Balance Sheet	($25)
Plus: Rollover of Existing Net Debt[4]	$200
Plus: Non-Controlling Interest	$33
Enterprise Value[4] (at close)	**$578**

Uses

Equity Consideration to LLP	$286	54%
Cash to Balance Sheet (Primary Growth Capital)	25	5%
Estimated Transaction Fees & Expenses[6]	15	3%
Rollover of Existing Balance Sheet Net Debt[4]	200	38%
Total Uses	**$526**	**100%**

Pro Forma Ownership Structure[7-11]


7%
6%
10%
77%
LLP Shareholders
TWOA Public Shareholders
Private Shares (TWOA Sponsor)
PIPE / Convert Shareholders

Notes: Outstanding shares exclude any shares reserved for awards under the new equity plan to be adopted by Pubco in connection with the Business Combination; (1) Illustrative transaction framework reflects $25mm net proceeds scenario; (2) Assumes 70% redemptions by TWOA's existing public shareholders; (3) $25 million of potential cash proceeds from transaction financing from cash, common equity financing and common equity line commitments; (4) Net Debt, Equity Value, and Enterprise Value are non-IFRS measures; (5) Parties assume ~$215 million of corporate debt and ~$15 million cash on balance sheet at close; (6) Includes banker fees, TWOA expenses and LLP expenses; (7) Excludes impact of minority interest; (8) LLP share count calculated based on rollover equity of $286 million and a price per share of $10.00; (9) Private share count assumes, under the illustrative $25mm net proceeds scenario, Sponsor will forfeit $1.2mm sponsor shares pursuant to transaction documents. If more capital is raised, Sponsor forfeiture will decrease pursuant to transaction documents; (10) Assumes the Trust is extended on December 2023, pursuant to the terms outlined in transaction documents; (11) Assumes PIPE share count is calculated based on estimated price of $10.00 per share


LatAm Logistic Park Calle 80, Tenjo, Colombia

Appendix

I. Reconciliation of Non-IFRS Measures

Reconciliation of Non-IFRS Measures *(1/3)*

Annual Income Statement (USD 000)	2020A	2021A	2022A	2023E	2024E
Net Income	**(6,091)**	**4,787**	**4,151**	**162**	**13,812**
Discontinued Operations	-	-	457	(986)	-
Net Earnings Attributable to Non-Controlling Interest	306	4,568	3,529	4,317	3,527
Deferred Income Tax	6,907	8,584	(1,099)	(71)	-
Current Income Tax Expense	952	288	1,790	2,914	1,490
Interest Expenses	6,632	8,956	14,391	22,397	21,422
Other Income (Expenses) and Gain (Loss) Valuation of Properties	2,915	(11,066)	(1,522)	1,169	(698)
Non-Cash Expenses	362	654	403	200	179
EBITDA	**11,982**	**16,772**	**22,099**	**30,101**	**39,732**
EBITDA Margin	63.3%	65.6%	69.3%	75.1%	78.2%
SG&A	4,463	5,361	4,594	4,494	4,925
Development & Property Management Fee	(165)	(42)	(93)	(680)	(2,298)
Net Operating Income (NOI)	**16,280**	**22,091**	**26,601**	**33,916**	**42,360**
NOI Margin	*86.1%*	*86.4%*	*83.4%*	*84.6%*	*83.3%*

Reconciliation of Non-IFRS Measures *(2/3)*

LatAm LOGISTIC PROPERTIES

Quarterly Income Statement (USD 000)	2Q22	2Q23	Growth
Net Income	**(72)**	**(9,614)**	
Discontinued Operations	-	(986)	
Net Earnings Attributable to Non-Controlling Interest	98	6	
Deferred Income Tax	1,996	8,315	
Current Income Tax Expense	(178)	2,485	
Interest Expenses	3,164	5,658	
Other Income (Expenses)	(68)	1,671	
Non-Cash Expenses	128	77	
EBITDA	**5,068**	**7,612**	**50.2%**
EBITDA Margin	*64.4%*	*76.1%*	
SG&A	1,366	1,136	
Development & Property Management Fee	-	(9)	
Net Operating Income (NOI)	**6,433**	**8,739**	**35.8%**
NOI Margin	*81.8%*	*87.4%*	

Reconciliation of Non-IFRS Measures *(3/3)*

Net Debt				
(USD 000)	2020A	2021A	2022A	2Q23
Debt	130,112	192,763	215,927	229,706
Cash & Equivalents	15,459	17,360	14,988	14,885
Net Debt	**114,653**	**175,403**	**200,939**	**214,821**
Net Debt / EBITDA	*9.6x*	*10.5x*	*9.1x*	*8.7x*

Enterprise/Equity Value
Market Capitalization (Equity Value)
(+) Debt
(-) Cash & Equivalents
(+) Minority Interests
Enterprise Value

Cap Rate

$$\frac{NOI}{Enterprise\ Value}$$

ROE

$$\frac{Net\ Income}{Equity\ Value}$$

Yield-to-Cost

$$\frac{NOI}{Asset\ Cost}$$

LatAm
LOGISTIC PROPERTIES